Schedule of Investments New York Municipal Fund Inc.^

(Unaudited) January 31, 2021

Principal Amount		Value
Municipal Notes 160.7%
American Samoa 0.8%
$500,000	American Samoa Econ. Dev. Au. Gen. Rev. Ref., Ser. 2015-A, 6.25%, due 9/1/2029	$578,535
California 4.9%
250,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerge Redak Svcs. So. California LLC Proj.), Ser. 2016, 7.00%, due 12/1/2027	125,000	(a)(b)
345,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Green Bond-Rialto Bioenergy Fac. LLC, Proj.), Ser. 2019, 7.50%, due 12/1/2040	354,170	(a)
3,115,000	Corona-Norca Unified Sch. Dist. G.O. Cap. Appreciation (Election 2006), Ser. 2009-C, (AGM Insured), 0.00%, due 8/1/2024	3,050,676
		3,529,846
Illinois 1.5%
1,000,000	Chicago G.O. Ref., Ser. 2003-B, 5.00%, due 1/1/2023	1,076,630
Kansas 0.6%
395,000	Goddard Kansas Sales Tax Spec. Oblig. Rev. Ref. (Olympic Park Star Bond Proj.), Ser. 2019, 3.60%, due 6/1/2030	398,547
Louisiana 0.7%
500,000	Louisiana St. Pub. Facs. Au. Rev. (Southwest Louisiana Charter Academy Foundation Proj.), Ser. 2013-A, 7.63%, due 12/15/2028	540,275
New York 143.1%
	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences)
380,000	Ser. 2014-A, 5.00%, due 12/1/2027	428,796
375,000	Ser. 2014-A, 5.00%, due 12/1/2028	421,481
270,000	Ser. 2014-A, 5.00%, due 12/1/2029	302,076
1,645,000	Broome Co. Local Dev. Corp. Rev. (United Hlth. Svc.), Ser. 2020, (AGM Insured), 3.00%, due 4/1/2045	1,735,968
500,000	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. (Tapestry Charter Sch. Proj.), Ser. 2017-A, 5.00%, due 8/1/2047	553,035
1,325,000	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Charter Sch. for Applied Technologies Proj.), Ser. 2017-A, 5.00%, due 6/1/2035	1,478,475
	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Orchard Park)
500,000	Ser. 2015, 5.00%, due 11/15/2027	563,495
500,000	Ser. 2015, 5.00%, due 11/15/2028	561,560
	Build NYC Res. Corp. Ref. Rev. (City Univ. - Queens College)
270,000	Ser. 2014-A, 5.00%, due 6/1/2026	312,979
225,000	Ser. 2014-A, 5.00%, due 6/1/2029	258,705
	Build NYC Res. Corp. Ref. Rev. (Methodist Hosp. Proj.)
250,000	Ser. 2014, 5.00%, due 7/1/2022	266,970
500,000	Ser. 2014, 5.00%, due 7/1/2029 Pre-Refunded 7/1/2024	580,310
1,250,000	Build NYC Res. Corp. Ref. Rev. (New York Law Sch. Proj.), Ser. 2016, 4.00%, due 7/1/2045	1,282,950
	Build NYC Res. Corp. Ref. Rev. (Packer Collegiate Institute Proj.)
155,000	Ser. 2015, 5.00%, due 6/1/2026	178,687
125,000	Ser. 2015, 5.00%, due 6/1/2027	143,591
195,000	Ser. 2015, 5.00%, due 6/1/2028	223,031
220,000	Ser. 2015, 5.00%, due 6/1/2029	250,435
325,000	Ser. 2015, 5.00%, due 6/1/2030	368,651
565,000	Build NYC Res. Corp. Rev., Ser. 2014, 5.00%, due 11/1/2024	620,517
750,000	Build NYC Res. Corp. Rev. (Metro. Lighthouse Charter Sch. Proj.), Ser. 2017-A, 5.00%, due 6/1/2047	819,465	(a)
575,000	Build NYC Res. Corp. Rev. (New Dawn Charter Sch. Proj.), Ser. 2019, 5.75%, due 2/1/2049	625,324	(a)
305,000	Build NYC Res. Corp. Rev. (South Bronx Charter Sch. Int'l Cultures), Ser. 2013-A, 3.88%, due 4/15/2023	310,887

See Notes to Schedule of Investments

Principal Amount		Value
$160,000	Build NYC Res. Corp. Solid Waste Disp. Ref. Rev. (Pratt Paper, Inc. Proj.), Ser. 2014, 4.50%, due 1/1/2025	$172,195	(a)
	Dutchess Co. Local Dev. Corp. Rev. (Culinary Institute of America Proj.)
200,000	Ser. 2016-A-1, 5.00%, due 7/1/2041	220,648
275,000	Ser. 2016-A-1, 5.00%, due 7/1/2046	300,946
1,000,000	Dutchess Co. Local Dev. Corp. Rev. (Marist College Proj.), Ser. 2012-A, 5.00%, due 7/1/2021	1,018,620
1,270,000	Geneva Dev. Corp. Rev. (Hobart & William Smith College Proj.), Ser. 2012, 5.00%, due 9/1/2021	1,306,106
	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.)
405,000	Ser. 2018, 5.00%, due 7/1/2031	490,702
425,000	Ser. 2018, 5.00%, due 7/1/2032	512,686
450,000	Ser. 2018, 5.00%, due 7/1/2033	540,265
580,000	Islip, G.O., Ser. 2012, 3.00%, due 8/1/2025	588,306
	Metro. Trans. Au. Rev. (Green Bond)
1,500,000	Ser. 2020-C-1, 5.00%, due 11/15/2050	1,845,045
2,000,000	Ser. 2020-D-3, 4.00%, due 11/15/2049	2,283,180
300,000	Monroe Co. Ind. Dev. Corp. Rev. (Monroe Comm. College), Ser. 2014, (AGM Insured), 5.00%, due 1/15/2029	334,365
	Monroe Co. Ind. Dev. Corp. Rev. (Nazareth College of Rochester Proj.)
500,000	Ser. 2013-A, 5.00%, due 10/1/2024	549,890
500,000	Ser. 2013-A, 5.00%, due 10/1/2025	549,460
250,000	Ser. 2013-A, 4.00%, due 10/1/2026	265,898
	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College)
1,120,000	Ser. 2012-A, 5.00%, due 6/1/2023	1,171,195
210,000	Ser. 2012-A, 5.00%, due 6/1/2025	219,404
1,265,000	Montgomery Co. Cap. Res. Corp. Lease Ref. Rev. (HFM Boces Proj.), Ser. 2014, (MAC Insured), 5.00%, due 9/1/2027	1,462,821
2,000,000	Nassau Co. G.O. (Gen. Imp. Bonds), Ser. 2013-B, 5.00%, due 4/1/2028	2,210,860
2,000,000	Nassau Co. IDA Civic Fac. Rev. (Cold Spring Harbor Laboratory), (LOC: TD Bank N.A.), Ser. 1999, 0.01%, due 1/1/2034	2,000,000	(c)
	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.)
500,000	Ser. 2014, 5.00%, due 7/1/2023	554,080
1,000,000	Ser. 2014, 5.00%, due 7/1/2027	1,140,110
4,175,000	Nassau Co. Tobacco Settlement Corp. Asset Backed, Ser. 2006-A-3, 5.13%, due 6/1/2046	4,223,931
200,000	New York City G.O., (LOC: Barclays Bank PLC), Subser. 2010-G-4, 0.04%, due 3/1/2039	200,000	(c)
3,000,000	New York City IDA Rev. (Yankee Stadium Proj.), Ser. 2020, (AGM Insured), 3.00%, due 3/1/2049	3,201,000
200,000	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev. (Second Gen. Resolution Rev. Bonds), (LOC: JP Morgan Chase Bank N.A.), Ser. 2014-AA-1, 0.01%, due 6/15/2050	200,000	(c)
750,000	New York City Trust for Cultural Res. Ref. Rev. (Lincoln Ctr. for the Performing Arts, Inc.), Ser. 2020-A, 4.00%, due 12/1/2035	915,015
900,000	New York G.O., (LOC: JP Morgan Chase Bank N.A.), Subser. 2015-F-6, 0.01%, due 6/1/2044	900,000	(c)
500,000	New York Liberty Dev. Corp. Ref. Rev. (3 World Trade Ctr. Proj.), Ser. 2014, 5.38%, due 11/15/2040	553,700	(a)
2,000,000	New York Liberty Dev. Corp. Rev. (Goldman Sachs Headquarters), Ser. 2005, 5.25%, due 10/1/2035	2,918,780
750,000	New York Liberty Dev. Corp. Rev. Ref. (Bank of America Tower at One Bryant Park Proj.), Ser. 2019, Class 3, 2.80%, due 9/15/2069	747,967
1,815,000	New York St. Dorm. Au. Ref. Rev. Non St. Supported Debt (Pratt Institute), Ser. 2015-A, 3.00%, due 7/1/2027 Pre-Refunded 7/1/2024	1,984,557
780,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Culinary Institute of America), Ser. 2013, 4.63%, due 7/1/2025	836,472

See Notes to Schedule of Investments

Principal Amount		Value
$750,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Fordham Univ.), Ser. 2020, 4.00%, due 7/1/2046	$861,030
2,000,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (North Shore-Long Island Jewish Oblig. Group), Ser. 2011-A, 4.38%, due 5/1/2026 Pre-Refunded 5/1/2021	2,021,180
1,375,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Rochester Institute of Technology), Ser. 2012, 4.00%, due 7/1/2028 Pre-Refunded 7/1/2022	1,449,937
2,540,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. Univ. Dorm. Fac.), Ser. 2018-A, 5.00%, due 7/1/2048	3,066,923
	New York St. Dorm. Au. Rev. Non St. Supported Debt (Touro College & Univ. Sys. Obligated Group)
460,000	Ser. 2014-A, 4.00%, due 1/1/2026	483,980
470,000	Ser. 2014-A, 4.00%, due 1/1/2027	492,767
200,000	Ser. 2014-A, 4.00%, due 1/1/2028	209,220
275,000	Ser. 2014-A, 4.13%, due 1/1/2029	288,151
1,350,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Facs.), Ser. 2013-A, 5.00%, due 7/1/2028 Pre-Refunded 7/1/2023	1,508,746
750,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Vaughn College of Aeronautics & Technology), Ser. 2016, 5.00%, due 12/1/2026	800,400	(a)
1,500,000	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Montefiore Oblig. Group), Ser. 2018-A, 5.00%, due 8/1/2035	1,852,980
	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Orange Reg. Med. Ctr.)
400,000	Ser. 2017, 5.00%, due 12/1/2035	469,316	(a)
200,000	Ser. 2017, 5.00%, due 12/1/2036	233,674	(a)
400,000	Ser. 2017, 5.00%, due 12/1/2037	465,604	(a)
2,000,000	New York St. Dorm. Au. Rev. St. Personal Income Tax Rev., Ser. 2012-A, 5.00%, due 12/15/2026	2,179,220
	New York St. Env. Facs. Corp. Solid Waste Disp. Rev. (Casella Waste Sys. Inc. Proj.)
500,000	Ser. 2014, 2.88%, due 12/1/2044 Putable 12/3/2029	519,205	(a)
500,000	Ser. 2020-R-1, 2.75%, due 9/1/2050 Putable 9/2/2025	519,945
1,000,000	New York St. HFA Rev., Ser. 2020-H, 2.45%, due 11/1/2044	1,017,100
960,000	New York St. HFA Rev. (Affordable Hsg.), Ser. 2012-F, (SONYMA Insured), 3.05%, due 11/1/2027	984,259
200,000	New York St. HFA Rev. (North End Avenue Hsg.), (LOC: Fannie Mae), Ser. 2004-A, 0.04%, due 11/15/2036	200,000	(c)
1,045,000	New York St. Mtge. Agcy. Homeowner Mtge. Ref. Rev., Ser. 2014-189, 3.45%, due 4/1/2027	1,108,118
320,000	New York St. Mtge. Agcy. Homeowner Mtge. Rev., (LOC: Barclays Bank PLC), Ser. 2006-135, 0.02%, due 4/1/2037	320,000	(c)
1,500,000	New York St. Trans. Dev. Corp. Spec. Fac. Ref. Rev. (American Airlines, Inc.-John F Kennedy Int’l Arpt. Proj.), Ser. 2016, 5.00%, due 8/1/2031	1,522,530
2,000,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (Delta Airlines, Inc.-LaGuardia Arpt. Term. C&D Redev.), Ser. 2018, 5.00%, due 1/1/2033	2,388,340
1,545,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (LaGuardia Arpt. Term. B Redev. Proj.), Ser. 2016-A, 4.00%, due 7/1/2041	1,663,764
	New York St. Trans. Dev. Corp. Spec. Fac. Rev. Ref. (JFK Int’l Arpt. Term. 4 Proj.)
250,000	Ser. 2020-A, 5.00%, due 12/1/2023	279,200
100,000	Ser. 2020-A, 4.00%, due 12/1/2042	117,343
1,500,000	Ser. 2020-C, 4.00%, due 12/1/2042	1,801,545
785,000	Newburgh, G.O., Ser. 2012-A, 5.00%, due 6/15/2022	824,321
	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.)
640,000	Ser. 2012-A, 5.00%, due 5/1/2025 Pre-Refunded 5/1/2022	674,189
300,000	Ser. 2012-A, 5.00%, due 5/1/2026 Pre-Refunded 5/1/2022	316,026
1,000,000	Niagara Area Dev. Corp. Solid Waste Disp. Fac. Rev. Ref. (Covanta Proj.), Ser. 2018-A, 4.75%, due 11/1/2042	1,050,450	(a)

See Notes to Schedule of Investments

Principal Amount		Value
$1,100,000	Niagara Falls City Sch. Dist. Ref. Cert. of Participation (High Sch. Fac.), Ser. 2015, (AGM Insured), 4.00%, due 6/15/2026	$1,218,767
	Niagara Frontier Trans. Au. Rev. Ref. (Buffalo Niagara Int’l Arpt.)
375,000	Ser. 2019-A, 5.00%, due 4/1/2037	454,777
350,000	Ser. 2019-A, 5.00%, due 4/1/2038	423,405
350,000	Ser. 2019-A, 5.00%, due 4/1/2039	422,405
	Oneida Co. Local Dev. Corp. Rev. Ref. (Mohawk Valley Hlth. Sys. Proj.)
1,250,000	Ser. 2019-A, (AGM Insured), 3.00%, due 12/1/2044	1,325,175
2,000,000	Ser. 2019-A, (AGM Insured), 4.00%, due 12/1/2049	2,283,380
1,500,000	Oyster Bay, G.O., Ser. 2014, (AGM Insured), 3.25%, due 8/1/2021	1,522,650
500,000	Port Au. New York & New Jersey Cons. Bonds Rev. Ref. (Two Hundred), Ser. 2017, 5.00%, due 4/15/2057	599,485
1,410,000	St. Lawrence Co. IDA Civic Dev. Corp. Rev. (St. Lawrence Univ. Proj.), Ser. 2012, 5.00%, due 7/1/2028	1,511,196
1,980,000	Suffolk Co. Judicial Facs. Agcy. Lease Rev. (H. Lee Dennison Bldg.), Ser. 2013, 5.00%, due 11/1/2025	2,133,173
105,000	Triborough Bridge & Tunnel Au. Spec. Oblig., Ser. 1998-A, (National Public Finance Guarantee Corp. Insured), 4.75%, due 1/1/2024	111,066
	TSASC Inc. Rev. Ref.
580,000	Ser. 2017-A, 5.00%, due 6/1/2028	728,979
3,000,000	Ser. 2017-A, 5.00%, due 6/1/2041	3,501,510
3,000,000	Utility Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/2028	3,408,270
1,000,000	Westchester Co. Local Dev. Corp. Ref. Rev. (Wartburg Sr. Hsg. Proj.), Ser. 2015-A, 5.00%, due 6/1/2030	1,004,180	(a)
	Westchester Co. Local Dev. Corp. Ref. Rev. (Westchester Med. Ctr.)
825,000	Ser. 2016, 5.00%, due 11/1/2030	953,890
1,000,000	Ser. 2016, 3.75%, due 11/1/2037	1,043,910
665,000	Yonkers Econ. Dev. Corp. Ed. Rev. (Charter Sch. of Ed. Excellence Proj.), Ser. 2019-A, 5.00%, due 10/15/2049	750,419
		103,791,692
Ohio 0.3%
230,000	So. Ohio port. Exempt Fac. Au. Rev., Ser. 2020-A, 7.00%, due 12/1/2042	249,483	(a)
Puerto Rico 7.9%
5,017,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2018-A-1, 5.00%, due 7/1/2058	5,707,891
Texas 0.4%
393,043	Mission Econ. Dev. Corp. Wtr. Supply Rev. (Green Bond-Env. Wtr. Minerals Proj.), Ser. 2015, 7.75%, due 1/1/2045	31,443	(a)(b)
325,000	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Bridgemoor Plano Proj.), Ser. 2018-A, 7.25%, due 12/1/2053	291,158
		322,601
Wisconsin 0.5%
300,000	Pub. Fin. Au. Retirement Fac. Rev. Ref. (Friends Homes), Ser. 2019, 5.00%, due 9/1/2054	335,421	(a)

	Total Municipal Notes (Cost $108,886,224)	116,530,921

UNITS
Liquidating Trust - Real Estate 1.8%
600	CMS Liquidating Trust (Cost $3,105,388)	1,320,000	*(d)(e)

See Notes to Schedule of Investments

Value
Total Investments 162.5% (Cost $111,991,612)	$117,850,921
Other Assets Less Liabilities 1.3%	964,577
Liquidation Value of Variable Rate Municipal Term Preferred Shares (net of unamortized deferred offering costs of $16,821) (63.8)%	(46,283,179)
Net Assets Applicable to Common Stockholders 100.0%	$72,532,319

*	Non-income producing security.
(a)

Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At January 31, 2021, these securities amounted to $7,809,030, which represents 10.8% of net assets applicable to common stockholders of the Fund.

(b)	Defaulted security.
(c)

Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at January 31, 2021.

(d)	Value determined using significant unobservable inputs.
(e)	This security has been deemed by the investment manager to be illiquid, and is subject to restrictions on resale.

At January 31, 2021, this security amounted to $1,320,000, which represents 1.8% of net assets applicable to common stockholders of the Fund.

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets Applicable to Common Stockholders as of Acquisition Date	Value as of 1/31/2021	Fair Value Percentage of Net Assets Applicable to Common Stockholders as of 1/31/2021
CMS Liquidating Trust	11/21/2012	$3,105,388	4.1%	$1,320,000	1.8%

See Notes to Schedule of Investments

The following is a summary, categorized by Level (see Notes to Schedule of Investments), of inputs used to value the Fund’s investments as of January 31, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Municipal Notes(a)	$—	$116,530,921	$—	$116,530,921
Liquidating Trust - Real Estate	—	—	1,320,000	1,320,000
Total Investments	$—	$116,530,921	$1,320,000	$117,850,921

(a) The Schedule of Investments provides a categorization by state/territory for the portfolio.

(b)   The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000’s omitted)	Beginning balance, as of 11/1/2020	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 1/31/2021	Net change in unrealized appreciation/ (depreciation) from investments still held as of 1/31/2021
Investments in Securities:
Units
Liquidating Trust—Real Estate(c)	$1,620	$—	$—	$(300)	$—	$—	$—	$—	$1,320	$(300)
Total	$1,620	$—	$—	$(300)	$—	$—	$—	$—	$1,320	$(300)

(c)              Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 1/31/2021	Valuation approach	Unobservable input(s)	Input value/range	Weighted average(d)	Impact to valuation from increase in input(e)
Units	$1,320,000	Income Approach	Discount Rate	10.0%	10.0%	Decrease

(d)         The weighted averages disclosed in the table above were weighted by relative fair value.

(e)          Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

^   A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Schedule of Investments

January 31, 2021

Notes to Schedule of Investments New York Municipal Fund Inc. (Unaudited)

In accordance with Accounting Standards Codification 820 “Fair Value Measurement” (“ASC 820”), all investments held by Neuberger Berman New York Municipal Fund Inc. (the “Fund”) are carried at the value that Neuberger Berman Investment Advisers LLC (“Management”) believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                   Level 1 — unadjusted quoted prices in active markets for identical investments

•                   Level 2 — other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•                   Level 3 — unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in municipal notes and liquidating trust - real estate is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions (generally Level 2 inputs). Other Level 2 and 3 inputs used by independent pricing services to value municipal notes and liquidating trust - real estate include current trades, bid-wanted lists (which inform the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, appraisals, bid offers and specific data on specialty issues.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund’s Board of Directors has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security.  Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, and/or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

Other matters—Coronavirus: The outbreak of the novel coronavirus in many countries, which is a rapidly evolving situation, has, among other things, disrupted global travel and supply chains, and has adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility, in ways that cannot necessarily be foreseen at the present time. The rapid development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on economic and market conditions and trigger a period of global economic slowdown. Within the United States, New York is among the hardest-hit states. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact the issuers of the securities held by the Fund.

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent stockholder reports.